UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 12, 2010

ANTE5, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-53952	27-2345075
(Commission File Number)	(I.R.S. Employer Identification No.)

One Hughes Drive, Suite 606, Las Vegas, Nevada	89169
(Address of principal executive offices)	(Zip Code)

(323) 330-9881
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐      Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Table of Contents

Section 2-FINANCIAL INFORMATION	1

Item 2.01. Completion of Acquisition or Disposition of Assets	1

SIGNATURES	1

SECTION 2-FINANCIAL INFORMATION

Item 2.01.  Completion of Acquisition or Disposition of Assets

On November 12, 2010, ante5, Inc., a Delaware corporation (the “Company”) closed the asset purchase agreement (“APA”) with Twin City Technical, LLC, a North Dakota limited liability company, and Irish Oil and Gas, Inc., a Nevada corporation (collectively, the “Sellers”), pursuant to which the Company acquired Sellers’ right, title, and interest in and to those mineral leases (“Mineral Leases”) described in Appendix B of the APA.  At the closing, the Company tendered a total of $2,969,648 of cash and released and delivered 5,011,281 shares of the Company’s common stock to the Sellers and the Sellers delivered executed assignments of the Mineral Leases in favor of the Company.  A copy of the APA was attached as an exhibit to the Report on Form 8K filed by the Company with the Securities and Exchange Commission on October 13, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ANTE5, INC.
(Registrant)

  Date:  November 12, 2010

/s/  Steven R. Lipscomb, Chief Executive Officer
     Steven R. Lipscomb, Chief Executive Officer

1